                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 12, 2002

                                  SEITEL, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

       Delaware                         0-14488                 76-0025431
-----------------------------        -------------          -------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)

50 Briar Hollow Lane, 7th Floor, West Building, Houston, TX           77027
-----------------------------------------------------------         ----------
           (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:  (713) 881-8900
                                                     --------------

                                 Not Applicable
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Seitel, Inc. issued the press release attached hereto as Exhibit 99.1 on June 12, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS.

     Exhibit 99.1 Press release of Seitel, Inc., dated June 12, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SEITEL, INC.

Date: June 13, 2002                     By: /s/ KEVIN FIUR
                                            ------------------------------------
                                            Name:  Kevin Fiur
                                            Title: President and Chief Executive
                                                   Officer

                                  EXHIBIT INDEX
                                  -------------



     99.1      Press release of Seitel, Inc., dated June 12, 2002.